Equity of Host Inc. and Capital of Host L.P.	12 Months Ended
Dec. 31, 2010
Equity of Host Inc. and Capital of Host L.P.

5. Equity of Host Inc. and Capital of Host L.P.

In addition to the transactions described below, during 2011, we completed a Sales Agency Financing Agreement. See Note 21– “Subsequent Events” for a description of this transaction.

Equity of Host Inc.

Host Inc. has authorized 1,050 million shares of common stock, with a par value of $0.01 per share, of which 675.6 million and 646.3 million were outstanding as of December 31, 2010 and 2009, respectively. Fifty million shares of no par value preferred stock are authorized; none of those shares were outstanding as of December 31, 2010 and 4.0 million were outstanding at December 31, 2009.

Capital of Host L.P.

As of December 31, 2010, Host Inc. is the owner of approximately 98.4% of Host L.P.’s common OP units. The remaining 1.6% of common OP units are held by various third party limited partners. Each OP unit may be redeemed for cash or, at the election of Host Inc., Host Inc. common stock, based on the conversion ratio of 1.021494 shares of Host Inc. common stock for each OP unit.

As of December 31, 2010 and 2009, Host L.P. has 671.8 million and 644.4 million common OP units outstanding, respectively, of which Host Inc. held 661.4 million and 632.7 million, respectively. In addition, no preferred OP units were outstanding as of December 31, 2010 and 4.0 million were outstanding at December 31, 2009.

In exchange for any shares issued by Host Inc., Host L.P. will issue OP units based on the applicable conversion ratio. Additionally, funds used by Host Inc. to pay dividends on its common stock are provided through distributions from Host L.P.

Issuances of Common Stock

On August 19, 2010, Host Inc. entered into a Sales Agency Financing Agreement with BNY Mellon Capital Markets, LLC, through which Host Inc. may issue and sell, from time to time, shares of common stock having an aggregate offering price of up to $400 million. The sales will be made in “at the market” offerings under Securities and Exchange Commission (SEC) rules, including sales made directly on the New York Stock Exchange. BNY Mellon Capital Markets, LLC is acting as sales agent. Host Inc. issued approximately 18.8 million shares of common stock through this new program at an average price of $15.96 per share for net proceeds of $297 million. Host Inc. may continue to sell shares of common stock under its new program from time to time based on market conditions, although they are not under an obligation to sell any shares. Host Inc. has approximately $100 million remaining under the program.

On August 19, 2009, Host Inc. entered into a Sales Agency Financing Agreement with BNY Mellon Capital Markets, LLC, through which Host Inc. may issue and sell, from time to time, shares of common stock having an aggregate offering price of up to $400 million. During 2010 and 2009, Host Inc. issued approximately 8 million and 28 million shares, respectively of common stock through this program at an average price of approximately $13.58 per share and $10.37 per share, respectively, for net proceeds of approximately $109 million and $287 million, respectively.

On April 29, 2009, Host Inc. issued 75.75 million of common stock at $6.60 per share and received net proceeds of approximately $480 million, net of underwriting discounts, commissions and transaction expenses.

Dividends/Distributions

Host Inc. is required to distribute at least 90% of its annual taxable income, excluding net capital gains, to its stockholders in order to maintain its qualification as a REIT, including taxable income recognized for federal income tax purposes but with regard to which we do not receive cash. Funds used by Host Inc. to pay dividends on its common stock are provided through distributions from Host L.P. Host Inc.’s policy in 2010 was to pay a dividend of $.01 per quarter with respect to its common stock, without regard to the existence of taxable income. The amount of any future dividends will be determined by Host Inc.’s Board of Directors.

On September 14, 2009, Host Inc. announced that its Board of Directors authorized a special dividend of $0.25 per share of common stock of Host Inc., which was paid on December 18, 2009 to holders of record as of November 6, 2009. The dividend was paid with cash or with shares of common stock, at the election of the stockholder. In order to comply with Host Inc.’s remaining REIT taxable income distribution requirements for the year ended December 31, 2009, Host Inc.’s Board of Directors determined that the cash component of the dividend (other than cash paid in lieu of fractional shares) would not exceed 10% in the aggregate. As a result, Host Inc. issued 13.4 million shares of Host Inc. common stock valued at $140 million on December 18, 2009, and paid cash in the amount of approximately $16 million, for a total dividend of $156 million. Pursuant to the Third Amended and Restated Agreement of Limited Partnership of Host L.P., as amended (the “Partnership Agreement”), common OP unitholders received the cash distribution of 10% of the $0.25 per share dividend paid by Host Inc. to its common stockholders, or $0.025 per OP unit, but did not receive an equivalent per unit distribution for the 90% of the dividend paid with Host Inc. common stock. Therefore, subsequent to the issuance of shares of common stock to stockholders of Host Inc., the conversion factor used to convert OP units into shares of Host Inc. common stock was adjusted from 1.0 to 1.021494.

All common and preferred cash and stock dividends that were taxable to our stockholders in 2010 and 2009 were considered 100% ordinary income. None of such dividends were considered qualified dividends subject to a reduced tax rate. The table below presents the amount of common and preferred dividends declared per share and common and preferred distributions per unit as follows:

	2010	2009	2008
Common stock	$.04	$.25	$.65
Class E preferred stock 8 7/8%	.555	2.22	2.22
Common OP units	.041	.025	.65
Class E preferred OP units 8 7/8%	.555	2.22	2.22

Preferred Stock Redemption

On June 18, 2010, Host Inc. redeemed 4,034,300 shares of its 8 7/8% Class E cumulative redeemable preferred stock at a redemption price of $25.00 per share, plus accrued dividends. The original issuance costs for the Class E preferred stock are treated as a deemed dividend in Host Inc.’s consolidated statement of operations and have been reflected as a deduction to net income available to common stockholders for the purpose of calculating Host Inc.’s basic and diluted earnings per share. Similarly, the issuance costs have been treated as a deemed distribution in Host L.P.’s consolidated statement of operations and have been reflected as a reduction to Host L.P.’s earnings per diluted unit. As a result of the redemption, no classes of preferred stock are outstanding.